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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            -------------------------



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  March 21 2001
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                                (Date of Report)



                                NEORX CORPORATION

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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

         WASHINGTON                   0-16614                  91-1261311
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(State or Other Jurisdiction    (Commission File No.)        (IRS Employer
      of Incorporation)                                   Identification No.)

               410 WEST HARRISON STREET, SEATTLE, WASHINGTON 98119-4007
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                  (Address of principal executive offices) (Zip Code)

                                 (206) 281-7001
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                 (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

NEORX CORPORATION ANNOUNCES AGREEMENT TO PURCHASE RADIOPHARMACEUTICAL
        MANUFACTURING FACILITY AND REPORTS ON FDA STATUS OF SKELETAL TARGETED RADIOTHERAPY.--ADDITIONS TO NEORX TEAM ALSO NOTED--

        See Exhibit 99.1 for additional information.

ITEM 7. EXHIBITS

99.1    Press release dated March 21, 2001

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NEORX CORPORATION



Dated:  March 21, 2001                      By   /s/ MELINDA G. KILE
                                                 -------------------------------
                                                     Melinda G. Kile
                                                     Controller




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